                         SOCIALLY RESPONSIVE PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                                                                     A0083 08/00

PORTFOLIO MANAGER'S COMMENTARY
Neuberger Berman Advisers Management Trust                         June 30, 2000
--------------------------------------------------------------------------------
          Socially Responsive Portfolio
   JANET PRINDLE, PORTFOLIO MANAGER
   As any child will tell you, bubbles look wonderful when they are floating high in the air. But as any parent will tell you, they tend to make a mess when they burst and fall to the ground.
   That's essentially what happened in the U.S. stock market during the first half of 2000. The "speculative bubble" -- Wall Street lingo for unreasonably high stock prices created by investor enthusiasm--that had driven technology stocks to virtually unprecedented prices finally burst in mid-March. As a result, many previously high-flying growth stocks came crashing down to earth.
   In this volatile environment, Neuberger Berman AMT Socially Responsive provided modestly lower returns than its benchmark, the Russell
1000-Registered Trademark- Value Index. During the first six months of 2000, the Russell 1000 Value Index fell 4.23% while your Portfolio fell 4.69%.(1) The S&P 500 Index, meanwhile, fell -0.43%.(2) I attribute our relative underperformance to the effects of rising interest rates on some of the Portfolio's holdings, especially communications services and consumer cyclical stocks (11.0% and 5.9% of total equity market value, respectively, as of June 30, 2000).
   When the new year began, value-oriented stocks were out of favor, as they had been for most of 1999. Investors continued to prefer fast-growing technology stocks, including some Internet-related businesses with no current earnings. In contrast, many well-established companies with strong business fundamentals were neglected as investors remained infatuated with younger, faster growing companies in the so-called "new economy."
   In mid-March, however, when it became apparent that the U.S. economy was growing too fast, the technology bubble burst. Growth investors who had previously disregarded rising interest rates suddenly became concerned that unsustainable economic growth might reignite long-dormant inflationary pressures. Some investors shifted their attention to long-neglected value stocks, especially those with track records of consistent and predictable earnings.
   In this environment, the Portfolio enjoyed good performance from holdings representing a number of different sectors, including utilities, energy and capital goods (5.3%, 11.5% and 7.1%, of total equity market value, respectively). In the utilities area, we emphasized natural gas distributors such as Keyspan (2.8% of net assets), formerly a Long Island, New York electric utility, which benefited from rising commodities prices. The same is true of many of our energy-related businesses, which experienced higher revenues and earnings as crude oil prices rose. We emphasized oil services companies within the energy sector, including exploration and drilling firms that were among the primary beneficiaries of higher oil prices.
   In the technology sector, (16.9% of total equity market value), our focus on well established, profitable, reasonably valued businesses helped cushion the Portfolio from the brunt of the mid-Spring correction. Holdings such as Intel (4.5% of net assets) benefited from rising demand for semiconductors at a time when little new manufacturing capacity had been added.
   On the other hand, consumer cyclical stocks (5.9% of total equity market value) such as retailers generally declined during the reporting period because of concerns that higher interest rates might curtail consumer spending. The communications services sector (11.0% of total equity market value) also declined amid profit taking, concerns about high valuations and disappointing lackluster earnings from traditional long-distance telephone service providers.
   Once we first determined that they were attractive investments, we also emphasized companies that, in our opinion, were among the most socially responsive in the United States. For example, we added to our position in

Neuberger Berman Advisers Management Trust                         June 30, 2000
--------------------------------------------------------------------------------
          Socially Responsive Portfolio
Bristol-Myers Squibb (2.7% of net assets), a pharmaceutical company with one of the best environmental management programs in its industry. Bristol-Myers Squibb is dedicated to reducing emissions, minimizing waste, and preserving bio-diversity. Similarly, we established a new position in Minnesota, Mining & Manufacturing (2.6% of net assets), which is known for its innovative workplace environment and its exceptional commitment to environmental performance and improvement.
   Looking forward, I am cautiously optimistic regarding the stock market and the Portfolio. Over the near term, I am cautious because of continuing economic uncertainty. If higher interest rates lead to a "soft landing" for the U.S. economy -- in which growth slows without triggering a recession -- value-oriented stocks should benefit. But if a "hard landing" leads to recession, stock prices may suffer.
   Over the longer term, however, I am quite optimistic that the stock market's prospects remain bright. I believe that investors are now placing more importance on valuation measures when making investment decisions. In fact, I believe that now that most of the market's speculative bubbles have burst, I am finding more good values among some of the market's most fundamentally sound and socially responsive companies.
   Finally, I would like to thank you for your confidence and support, and your continued participation in Neuberger Berman AMT Socially Responsive Portfolio.

Sincerely,

/s/ Janet Prindle

Janet Prindle
PORTFOLIO MANAGER

(1)-4.36% and 7.21% were the total returns for the 1-year and since inception (2/18/99) periods ended June 30, 2000. It may be easier to achieve higher returns in a small fund than in a larger fund. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed may be worth more or less than original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

(2)The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 2000-Registered Trademark- Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization the Russell 3000-Registered Trademark-Index, representing approximately 8% of the Russell 3000 total market capitalization. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

   The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

   The composition, industries and holdings of the Portfolio are subject to change. Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
          Socially Responsive Portfolio

       Number                                             Market
      of Shares                                          Value(1)
---------------------                                   ----------
                       COMMON STOCKS (97.7%)
BASIC MATERIALS (1.6%)
             890       Alcoa Inc.                       $   25,810
                                                        ----------
CONSUMER GOODS & SERVICES (5.3%)
             790       Kimberly-Clark                       45,326
           1,095       Marriott International               39,489
                                                        ----------
                                                            84,815
                                                        ----------
DIVERSIFIED (7.0%)
             485       Danaher Corp.                        23,977
             500       Minnesota Mining &
                       Manufacturing                        41,250
             970       Tyco International                   45,954
                                                        ----------
                                                           111,181
                                                        ----------
ENERGY (6.8%)
             600       BP Amoco ADR                         33,937
           1,460       KeySpan Corp.                        44,895
             400       Schlumberger Ltd.                    29,850
                                                        ----------
                                                           108,682
                                                        ----------
ENTERTAINMENT (2.7%)
           1,425       Fox Entertainment Group              43,284
                                                        ----------
FINANCIAL SERVICES (13.9%)
             750       AXA Financial                        25,500
             690       Chase Manhattan                      31,783
           1,092       Citigroup Inc.                       65,793
             570       Fannie Mae                           29,747
             970       Hartford Financial Services
                       Group                                54,259
             175       Morgan Stanley Dean Witter           14,569
                                                        ----------
                                                           221,651
                                                        ----------
HEALTH CARE (9.8%)
             735       Bristol-Myers Squibb                 42,814
             235       Johnson & Johnson                    23,941

       Number                                             Market
      of Shares                                          Value(1)
---------------------                                   ----------
           1,070       Pfizer Inc.                      $   51,360
             520       Wellpoint Health Networks            37,667
                                                        ----------
                                                           155,782
                                                        ----------
INSURANCE (2.4%)
             325       American International Group         38,188
                                                        ----------
OIL & GAS (9.6%)
           1,095       Anadarko Petroleum                   53,997
             550       Cooper Cameron                       36,300
             575       Enron Corp.                          37,088
             610       Nabors Industries                    25,353
                                                        ----------
                                                           152,738
                                                        ----------
PUBLISHING & BROADCASTING (4.0%)
             700       Comcast Corp. Class A Special        28,350
             950       Valassis Communications              36,219
                                                        ----------
                                                            64,569
                                                        ----------
RETAIL (5.7%)
             910       International Flavors &
                       Fragrances                           27,471
             865       Safeway Inc.                         39,033
             410       Target Corp.                         23,780
                                                        ----------
                                                            90,284
                                                        ----------
RETAILING (1.7%)
             485       Wal-Mart Stores                      27,948
                                                        ----------
TECHNOLOGY (16.5%)
             377       Agilent Technologies                 27,804
           1,885       Compaq Computer                      48,185
             595       Electronic Data Systems              24,544
             465       Hewlett-Packard                      58,067
             305       IBM                                  33,416
             540       Intel Corp.                          72,191
                                                        ----------
                                                           264,207
                                                        ----------

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Socially Responsive Portfolio

       Number                                             Market
      of Shares                                          Value(1)
---------------------                                   ----------
TELECOMMUNICATIONS (10.7%)
             550       Bell Atlantic                    $   27,947
           1,000       NTL Inc.                             59,875
             880       SBC Communications                   38,060
             995       WorldCom Inc.                        45,645
                                                        ----------
                                                           171,527
                                                        ----------
                       TOTAL COMMON STOCKS
                       (COST $1,404,012)                 1,560,666
                                                        ----------
                       TOTAL INVESTMENTS (97.7%)
                       (COST $1,404,012)                 1,560,666(2)
                       Cash, receivables and other
                       assets, less liabilities
                       (2.3%)                               36,550
                                                        ----------
                       TOTAL NET ASSETS (100.0%)        $1,597,216
                                                        ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Socially Responsive Portfolio
1) Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) At June 30, 2000, the cost of investments for U.S. Federal income tax purposes was $1,404,012. Gross unrealized appreciation of investments was $219,927 and gross unrealized depreciation of investments was $63,273, resulting in net unrealized appreciation of $156,654, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                      June 30,
                                                        2000
                                                     (UNAUDITED)
                                                    -------------
ASSETS
      Investments in securities, at market value
       (Cost $1,404,012) (Note A) -- see Schedule
       of Investments                               $  1,560,666
      Cash                                                59,362
      Receivable for Fund shares sold                      3,926
      Dividends receivable                                 1,145
      Prepaid expenses and other assets                       77
      Receivable from administrator -- net
       (Note B)                                               27
                                                    -------------
                                                       1,625,203
                                                    -------------
LIABILITIES
      Accrued expenses                                    27,273
      Payable to investment manager (Note B)                 711
      Payable for Fund shares redeemed                         3
                                                    -------------
                                                          27,987
                                                    -------------
NET ASSETS at value                                 $  1,597,216
                                                    -------------

NET ASSETS consist of:
      Par value                                     $        148
      Paid-in capital in excess of par value           1,560,136
      Accumulated undistributed net investment
       loss                                               (3,961)
      Accumulated net realized losses on
       investments                                      (115,761)
      Net unrealized appreciation in value of
       investment securities                             156,654
                                                    -------------
NET ASSETS at value                                 $  1,597,216
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                       147,528
                                                    -------------
NET ASSET VALUE, offering and redemption price per
  share                                                   $10.83
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                       For the
                                                     Six Months
                                                        Ended
                                                      June 30,
                                                        2000
                                                     (UNAUDITED)
                                                     -----------
INVESTMENT INCOME
    Income:
      Interest income                                $    1,719
      Dividend income                                     6,080
      Foreign taxes withheld (Note A)                       (33)
                                                     -----------
        Total income                                      7,766
                                                     -----------
    Expenses:
      Custodian fees (Note B)                             8,914
      Investment management fee (Note B)                  3,933
      Shareholder reports                                 3,654
      Administration fee (Note B)                         2,148
      Legal fees                                            216
      Trustees' fees and expenses                            55
      Auditing fees                                          28
      Miscellaneous                                       2,869
                                                     -----------
        Total expenses                                   21,817
      Expenses reimbursed by administrator and
       reduced by custodian fee expense offset
       arrangement (Note B)                             (10,774)
                                                     -----------
        Total net expenses                               11,043
                                                     -----------
        Net investment loss                              (3,277)
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investment securities
     sold                                              (115,578)
    Change in net unrealized appreciation of
     investment securities                               55,163
                                                     -----------
        Net loss on investments                         (60,415)
                                                     -----------
        Net decrease in net assets resulting from
        operations                                   $  (63,692)
                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                           Period from
                                           Six Months   February 18, 1999
                                             Ended        (Commencement
                                            June 30,    of Operations) to
                                              2000        December 31,
                                          (UNAUDITED)         1999
                                          -------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    (3,277)     $     2,995
    Net realized gain (loss) on
      investments                            (115,578)          15,761
    Change in net unrealized
      appreciation of investments              55,163          101,491
                                          -------------------------------
    Net increase (decrease) in net
      assets resulting from operations        (63,692)         120,247
                                          -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                      (3,679)              --
    Net realized gain on investments          (15,944)              --
                                          -------------------------------
    Total distributions to shareholders       (19,623)              --
                                          -------------------------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold                 384,404        1,846,611
    Proceeds from reinvestment of
      dividends and distributions              19,623               --
    Payments for shares redeemed              (71,028)        (619,326)
                                          -------------------------------
    Net increase from Fund share
      transactions                            332,999        1,227,285
                                          -------------------------------
NET INCREASE IN NET ASSETS                    249,684        1,347,532
NET ASSETS:
    Beginning of period                     1,347,532               --
                                          -------------------------------
    End of period                         $ 1,597,216      $ 1,347,532
                                          -------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $    (3,961)     $     2,995
                                          -------------------------------

NUMBER OF FUND SHARES:
    Sold                                       35,392          171,393
    Issued on reinvestment of dividends
      and distributions                         1,914               --
    Redeemed                                   (6,509)         (54,662)
                                          -------------------------------
    Net increase in shares outstanding         30,797          116,731
                                          -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Socially Responsive Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated
   May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Socially Responsive Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Socially Responsive Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Socially Responsive Investments.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
5) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Socially Responsive Portfolio
   in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
6) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
7) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At June 30, 2000, the Fund had no securities on loan to Morgan.
8) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

NOTE B -- MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND
          OTHER TRANSACTIONS WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has contractually undertaken through April 30, 2001 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2000, such excess expenses amounted to $9,673. The Fund has agreed to repay Management through December 31, 2004 for its excess

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Socially Responsive Portfolio
Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2000, the Fund has not reimbursed Management.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $1,101.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended June 30, 2000, there were purchase and sale transactions (excluding short-term securities) of $899,595 and $610,637, respectively.
   During the six months ended June 30, 2000, brokerage commissions on securities transactions amounted to $1,493, of which Neuberger received $1,412, and other brokers received $81.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Socially Responsive Portfolio(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.(2)

                                             Six Months Ended          Period from
                                                 June 30,        February 18, 1999(3) to
                                                   2000               December 31,
                                               (UNAUDITED)                1999
                                             -------------------------------------------
Net Asset Value, Beginning of Period              $11.54                  $10.00
                                             -------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                    (.02)                    .03
    Net Gains or Losses on Securities
 (both realized and unrealized)                     (.53)                   1.51
                                             -------------------------------------------
      Total From Investment Operations              (.55)                   1.54
                                             -------------------------------------------
Less Distributions
    Dividends (from net investment
 income)                                            (.03)                     --
    Distributions (from net capital
 gains)                                             (.13)                     --
                                             -------------------------------------------
      Total Distributions                           (.16)                     --
                                             -------------------------------------------
Net Asset Value, End of Period                    $10.83                  $11.54
                                             -------------------------------------------
Total Return(4)(5)                                 -4.69%                 +15.40%
                                             -------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
 millions)                                        $  1.6                  $  1.3
                                             -------------------------------------------
    Ratio of Gross Expenses to Average
 Net Assets(6)(7)                                   1.70%                   1.68%
                                             -------------------------------------------
    Ratio of Net Expenses to Average Net
 Assets(7)(8)                                       1.55%                   1.53%
                                             -------------------------------------------
    Ratio of Net Investment Income
 (Loss) to Average Net Assets(7)                    (.46)%                   .35%
                                             -------------------------------------------
    Portfolio Turnover Rate                           44%                     72%
                                             -------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Socially Responsive Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Socially Responsive Investment's income and expenses under the prior master/feeder fund structure.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) The date investment operations commenced.
4) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
5) Not annualized.
6) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
7) Annualized.
8) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                              Six Months      Period from
                                                                Ended      February 18, 1999
                                                               June 30,     to December 31,
                                                                 2000             1999
---------------------------------------------------------------------------------------------
Net Expenses                                                     2.91%            9.04%